SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 13, 2002

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On December 13, 2002, Del Monte Foods Company, through its wholly-owned subsidiary Del Monte Corporation (the “Corporation”), announced the pricing and other terms of its proposed offering of new 8 5/8% Senior Subordinated Notes due 2012. In addition, the Corporation increased the aggregate principal amount of the proposed offering from $300 million to $450 million. Del Monte Foods Company’s press release dated December 13, 2002, relating to the proposed offering and issued pursuant to Rule 135c under the Securities Act of 1933, as amended, is attached hereto as Exhibit 99.1.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

Exhibit	Description

99.1	Del Monte Foods Company Press Release dated December 13, 2002, issued pursuant to Rule 135c under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: December 13, 2002	By:	/s/ James Potter

Name: James Potter
Title: Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Del Monte Foods Company Press Release dated December 13, 2002, issued pursuant to Rule 135c under the Securities Act of 1933, as amended.